UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2011

TRIMAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-10716 (Commission File Number)	38-2687639 (IRS Employer Identification No.)

39400 Woodward Avenue, Suite 130, Bloomfield Hills, Michigan (Address of principal executive offices)	48304 (Zip Code)

Registrant’s telephone number, including area code (248) 631-5400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

TriMas Corporation (the “Corporation”) entered into an Underwriting Agreement (the “Underwriting Agreement”) dated as of April 19, 2011 by and among the Corporation, Heartland Industrial Associates, L.L.C. (“Heartland”) and Deutsche Bank Securities Inc. (as “Underwriter”), related to the sale by Heartland of an aggregate of 4,500,000 shares of the Corporation’s common stock (the “Offering”). The Offering is being made pursuant to the Corporation’s Registration Statement on Form S-3 (Registration No. 333-172525), which was previously filed with the Securities and Exchange Commission. The Corporation will not receive any of the proceeds from the sale of the shares of the Corporation’s common stock by Heartland.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference. The above description is qualified in its entirety by reference to such exhibit.

Item 8.01  Other Events.

The Corporation issued a press release (the “Launch Press Release”) dated as of April 19, 2011 announcing that Heartland agreed to sell 4,000,000 shares of the Corporation’s common stock to Deutsche Bank Securities Inc.  The Corporation will not receive any of the proceeds from the sale of the shares of the Corporation’s common stock by Heartland and the total number of the outstanding shares of the Corporation’s common stock will not change as a result of this offering.

The Corporation issued a press release (the “Pricing Press Release”) dated as of April 20, 2011 announcing that it had priced the offering and had increased the size of the offering by Heartland to sell 4,500,000 shares of the Corporation’s common stock to Deutsche Bank Securities Inc., which represented an upsizing of 500,000 shares from the amount of shares announced in the Launch Press Release.

The information furnished pursuant to this Item 8.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Corporation under the Securities Act of 1933 or the Exchange Act.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits. The following exhibits are furnished or filed, as applicable, herewith:

Exhibit No.	Description

1.1	Underwriting Agreement

99.1	Press Release dated April 19, 2011

99.2	Press Release dated April 20, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAS CORPORATION

Date:	April 26, 2011	By:	/s/ Joshua A. Sherbin
		Name:	Joshua A. Sherbin
		Title:	Vice President, General Counsel and Secretary